Oppenheimer Real Estate Fund

Supplement to the Summary Prospectus

This supplement amends the summary prospectus (the “Summary Prospectus”) of Oppenheimer Real Estate Fund (the “Fund”), dated August 28, 2012.

The Summary Prospectus of the Fund is revised as follows:

1.	Effective January 1, 2013, the Annual Fund Operating Expenses table under the section entitled “Fees and Expenses of the Fund” is replaced in its entirety with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I2
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.23%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.46%	0.63%	0.48%	0.53%	0.13%	0.04%
Total Annual Fund Operating Expenses	1.69%	2.63%	2.48%	2.03%	1.13%	1.04%
Fee Waiver and/or Expense Reimbursement[3]	(0.22%)	(0.38%)	(0.23%)	(0.28%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.47%	2.25%	2.25%	1.75%	1.03%	0.94%

1.	Expenses have been restated to reflect current fees.
2.	Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares were first offered on August 28, 2012.
3.	After discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.50% for Class A, 2.25% for Class B and Class C shares, 1.75% for Class N shares, and 1.25% for Class Y shares as calculated on the daily net assets of the Fund. In addition, after discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive 0.10% of its management fee for each class of the Fund. The Fund’s transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year, and to 0.30% of average annual net assets per fiscal year for Class A. Each of these fee waivers and/or expense limitations may not be amended or withdrawn before January 1, 2014.

2.	Effective January 1, 2013, the first paragraph of the section entitled “Top-Down Analysis” is replaced in its entirety with the following:

Top-Down Analysis. The Fund’s portfolio managers are employed by the Fund’s sub-sub-Adviser, Cornerstone Real Estate Advisers, Inc. (the “Sub-Sub-Adviser”), which has in-house real estate experts who can provide field observations regarding local, regional and national real estate trends and fundamentals in support of the top-down analysis. The Sub-Sub-Adviser also has comprehensive property databases that track the real estate markets by property type, geographic metro area and company portfolio. This allows the portfolio managers to use proprietary models to analyze markets at various levels, including Standard Industrial Classification code, zip code and Metropolitan Statistical Area, resulting in comprehensive industry databases.

3.	Effective immediately, the following paragraph is inserted after the section entitled “Main Risks of Investing in Stock”:

Main Risks of Investing in REITs. REITs are dependent upon the quality of their management and may not be diversified geographically or by property type. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. REITs generally tend to be small- to mid-cap stocks and are subject to risks of investing in those securities, including limited financial resources and dependency on heavy cash flow. REITs must qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. REITs are also subject to the risk that governments or regulatory authorities may take legislative and other regulatory actions that could adversely affect the status of REITs. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

4.	Effective January 1, 2013, the section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

PS0590.020

Oppenheimer Real Estate Fund Summary Prospectus August 28, 2012
NYSE Ticker Symbols
Class A	OREAX
Class B	OREBX
Class C	ORECX
Class N	ORENX
Class Y	OREYX
Class I	OREIX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/RealEstateFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated August 28, 2012, and pages 7 through 52 of its most recent Annual Report, dated April 30, 2012, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/RealEstateFund.  The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks total return through investment in real estate securities.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 11 of the prospectus and in the sections "How to Buy Shares" beginning on page 52 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I1
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.23%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.46%	0.63%	0.48%	0.53%	0.13%	0.04%
Total Annual Fund Operating Expenses	1.69%	2.63%	2.48%	2.03%	1.13%	1.04%
Fee Waiver and/or Expense Reimbursement[2]	(0.19%)	(0.40%)	(0.24%)	(0.29%)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	2.23%	2.24%	1.74%	1.13%	1.04%

1. Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares will first be offered on the date of this prospectus.
2. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% for Class Y, as calculated on the daily net assets of the Fund. The Fund's transfer agent has voluntarily agreed to limit its fees for Classes B, C, N and Y to 0.35% of average annual net assets per class per fiscal year end, and to 0.30% of average net assets per fiscal year for Class A. Each of these fee waivers and/or expense limitations may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,063	$1,430	$2,458	$720	$1,063	$1,430	$2,458
Class B	$729	$1,089	$1,577	$2,522	$229	$789	$1,377	$2,522
Class C	$330	$759	$1,315	$2,832	$230	$759	$1,315	$2,832
Class N	$278	$614	$1,077	$2,358	$178	$614	$1,077	$2,358
Class Y	$116	$361	$626	$1,382	$116	$361	$626	$1,382
Class I*	$107	$333	$577	$1,277	$107	$333	$577	$1,277

* Based on estimated expenses for Class I shares for the first fiscal year.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This non-fundamental investment policy will not be changed without 60 days advance notice to shareholders. The Fund considers a real estate company to be one that derives at least 50% of its revenues from, or invests at least 50% of its assets in, the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. The Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that the Fund invests in are primarily land and buildings, although the Fund may invest in REITs that hold mortgages or a combination of investments types.

The portfolio managers employ both top-down and bottom-up methods in selecting securities for the Fund.

Top-Down Analysis. The Fund's investment manager, OppenheimerFunds, Inc., has retained Cornerstone Real Estate Advisers LLC (the "Sub-Adviser") to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Sub-Adviser, which has in-house real estate experts who can provide field observations regarding local, regional and national real estate trends and fundamentals in support of the top-down analysis. The Sub-Adviser also has comprehensive property databases that track the real estate markets by property type, geographic metro area and company portfolio. This allows the portfolio managers to use proprietary models to analyze markets at various levels, including Standard Industrial Classification code, zip code and Metropolitan Statistical Area, resulting in comprehensive industry databases.

The Fund's top-down portfolio weightings are determined by a national, regional and metro area market analysis of the following factors:

  Projected growth in supply and demand factors specifically related to the commercial property markets.

  Projected growth in new commercial space by tracking construction in process and building permit activity.

  Expected growth in supply and demand for hotels.

  Projected growth in Gross Domestic Product and airline travel.

  Anticipated growth in new construction and building permit activity of all classes of business, leisure and resort hotels.

  Anticipated growth in supply and demand factors affecting residential real estate.

  Expected growth in population, employment, personal income, household formations and propensity to own versus rent.

  Current affordability of the single-family residential real estate market.

Bottom-Up Analysis. The portfolio managers' bottom-up analysis uses traditional equity analysis to assess an individual real estate company's portfolio, current business strategy, capital structure and management track record. Specifically, the portfolio managers look for companies with the following characteristics:

  Capacity for predictable and sustainable growth in revenue and earnings per share.

  Dominant owner/operator in its property types and geographic markets.

  Property holdings poised for potentially higher growth due to management's strategic positioning or due to geographic locations in markets where land suitable for development is scarce.

  Strong capital structure and access to capital that may help to effect long-term business strategies.

  Experienced senior management with a strong track record and a wide spectrum of industry-specific skills.

  Attractive valuation relative to other companies and to historical valuations in the real estate market.

The Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Real Estate Market Risks. The Fund's performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: market disruptions, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, low demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Real estate companies, including REITs, tend to be small- and mid-cap companies and their shares may be more volatile and less liquid.

Smaller Real Estate Company Risks. Smaller companies are typically subject to greater risk of loss than larger companies. They may be more sensitive to changes in a company's earnings expectations and may experience more price volatility. Smaller companies' securities often trade in lower volumes and may be harder to sell at an acceptable price. Buy and sell transactions in a smaller company's stock could impact the stock's price more than it would a larger company's stock. Smaller real estate companies may have limited access to financial and other resources and lack liquidity in a declining market. They may have unseasoned management and may be more sensitive to changes in management or depth of management skill than larger, more established companies.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund's investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

     Because the Fund invests primarily in real estate securities, the Fund may perform poorly during a downturn in that industry.

Risks of Non-Diversification. The Fund is classified as a "non-diversified" fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Who Is the Fund Designed For? The Fund is designed for investors seeking to diversify their investments by adding real estate securities to their portfolios. Investors should be willing to assume the risks of a fund that invests in real estate for potential current income and long-term capital growth. Because the Fund's income level will fluctuate, the Fund is not designed for investors needing an assured level of income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from year to year and by showing how the Fund's average annual returns for one year, 5 years and the life of the Fund compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/RealEstateFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 32.81% (3rd Qtr 09) and the lowest return was -38.81% (4th Qtr 08). For the period from January 1, 2012 to June 30, 2012, the cumulative return before sales charges and taxes was 13.05%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

      Performance information for Class I shares will be provided after those shares have one full calendar year of performance.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 03/04/02)
Return Before Taxes	1.90%	(2.71%)	10.20%
Return After Taxes on Distributions	1.63%	(3.38%)	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	1.24%	(2.65%)	8.42%
Class B Shares (inception 10/01/03)	2.28%	(2.64%)	8.94%
Class C Shares (inception 10/01/03)	6.29%	(2.29%)	8.72%
Class N Shares (inception 10/01/03)	6.79%	(1.80%)	9.25%
Class Y Shares (inception 10/01/03)	8.47%	(1.15%)	9.97%
FTSE/NAREIT Equity REIT Index	8.29%	(1.42%)	10.15%[1]
(reflects no deduction for fees, expenses or taxes)			9.03%[2]

1. From 02-28-02.
2. From 09-30-03.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Scott C. Westphal, CPA, CFA, has been a portfolio manager of the Fund since March 2002, and David Wharmby, CFA, has been a portfolio manager of the Fund since January 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Real Estate Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/RealEstateFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0590.001.0812